                                                                    EXHIBIT 10.3

THE SECURITIES REPRESENTED HEREBY (INCLUDING, WITHOUT LIMITATION, THIS WARRANT AND THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

        Void after 5:00 p.m. Washington, D.C. Time, on ________________.

Warrant No. ___                                               December 20, 2004

                              COMMON STOCK WARRANT

      THIS IS TO CERTIFY THAT, for value received, ______________________, or its registered assigns pursuant to Section 4 hereof ("HOLDER"), is entitled to purchase, subject to the provisions of this Warrant, from Vocus, Inc., a Delaware corporation (the "COMPANY"), _______ fully paid, validly issued and nonassessable shares of Common Stock, par value $0.01 per share, of the Company ("COMMON STOCK") at the exercise price of $____ per share until the Expiration Date, as defined below. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for each share of Common Stock may be adjusted from time to time as hereinafter set forth.

      The shares of Common Stock issued or issuable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "WARRANT SHARES," and the exercise price of a Warrant Share as adjusted from time to time is hereinafter sometimes referred to as the "EXERCISE PRICE."

      1. Exercise of Warrant; Notification of Expiration Date of Warrant. This Warrant is exercisable at the option of Holder at any time or from time to time prior to 5:00 P.M. Washington, D.C. time on ________________ (the "EXPIRATION DATE"); provided, however, that if such day is a day on which banking institutions in the District of Columbia are authorized by law to close, then on the next succeeding day which shall not be such a day. This Warrant may be exercised by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Notice of Exercise annexed hereto ("NOTICE OF EXERCISE") duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form and any applicable taxes. The purchase price for any Warrant Shares purchased pursuant to the exercise of this Warrant shall be paid in full upon such exercise in cash or by certified or bank check or by wire transfer of immediately available funds. In the alternative, the Warrant may be exchanged for Warrant Shares as described in Section 11 hereof. As soon as practicable after each such exercise of the Warrant, but not later than ten (10) business days from the date of such exercise, the Company shall issue and deliver to Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of Holder or Holder's designee (subject to the payment by Holder of any applicable transfer taxes). If the Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of Holder thereof to purchase the balance of the Warrant Shares purchasable thereunder. Upon receipt by the Company of the Warrant at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, together with the exercise price thereof and taxes as aforesaid in cash or certified or bank check or wire transfer of immediately available funds and the investment letter described below, Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be physically delivered to Holder.

      Notwithstanding anything herein to the contrary, the Company shall use reasonable efforts to mail to the original Holder, by certified mail, return receipt requested, notice of the Expiration Date of the Warrant, no later than twenty (20) days prior to the Expiration Date.

      2. Reservation of Shares. The Company shall at all times reserve for issuance and/or delivery upon exercise of this Warrant such number of shares of Common Stock as shall be required for issuance and delivery upon exercise of the Warrant.

      3. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu thereof, the Company shall, with respect to any fraction of a share called for upon any exercise hereof, pay to Holder an amount in cash equal to such fraction multiplied by the then-current fair market value of a share of Common Stock. The fair market value of a share of Common Stock shall be an amount, not less than the book value thereof as at the end of the most recent fiscal year of the Company ending prior to the date of the exercise of the Warrant, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

      4. Exchange, Transfer, Assignment or Loss of Warrant. This Warrant is exchangeable, without expense, at the option of Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations entitling Holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder (as such number may be reduced as a result of any partial exercise prior to such surrender). Subject to Section 10 hereof, Holder may not transfer or assign the Warrant, in whole or in part, without the prior written consent of the Company; provided, however, that this Warrant may be transferred in whole or in part without the prior written consent of the Company if the transferee is an Affiliate of Holder and the transferee acquires the right to at least ______ of the Warrant Shares, subject to Section 10 hereof. "AFFILIATE OF HOLDER" means any person who controls, is controlled by or is under common control with the Holder, including, without limitation, as applicable, the Holder's partners, members, former partners, former members or an entity managed by the Holder's manager, managing partner or management company or managed or owned by an entity controlling, controlled by or under common control with, such manager, managing partner or management company. Upon surrender of this Warrant to the Company at its principal office or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee or assignees named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided by or combined with other Warrants which carry identical rights and conditions upon presentation hereof at the principal office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by Holder hereof. The term "WARRANT" as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in the case of loss, theft or destruction, of reasonable satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor, date and amount.

      5. Rights of Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity including, without limitation, any rights to dividends, and the rights of Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

      6. Adjustment for Certain Events. So long as this Warrant shall be outstanding, the Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of the Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

            6.1. Adjustments for Certain Dividends, Distributions, Stock Splits, Etc. In case the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock or (ii) subdivide, combine or reclassify its outstanding shares of Common Stock into a greater or lesser number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted as of the record or effective date of such event by multiplying such Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding immediately following such event and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior thereto. For example, if the Company declares a two-for-one forward stock split and the Exercise Price immediately prior to such event was $50.00 per share, the adjusted Exercise Price immediately after such event would be $25.00 per share. Such adjustment shall be made successively whenever any event listed above shall occur.

            6.2 Adjustments to Exercise Price for Diluting Issues.

                  (a) Special Definitions. For purposes of this Section 6.2, the following definitions shall apply:

                        (i) "OPTION" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities (as defined below) or restricted stock, excluding options granted to or shares of restricted stock acquired by employees, directors, consultants or advisors of the Company, up to an aggregate amount (including options granted prior to the date hereof) of 3,476,190 shares, pursuant to an option plan or other compensation arrangement adopted by the Board, and any shares issued upon exercise of such options (such excluded options and shares, the "RESERVED OPTION SHARES").

                        (ii) "CONVERTIBLE SECURITIES" shall mean any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock.

                        (iii) "ADDITIONAL SHARES OF COMMON STOCK" shall mean all shares of Common Stock issued (including the sale of shares of Common Stock held as treasury stock and shares deemed to be issued pursuant to Section 6.2(c) below) by the Company after the Original Issue Date (as defined below), other than: (A) shares of Common Stock issued or issuable upon conversion or exchange of any Convertible Securities outstanding on the Original Issue Date; (B) shares of Common Stock issued or issuable as a dividend or distribution on any capital stock of the Company; (C) the Reserved Option Shares; (D) shares of Common Stock issued or issuable upon exercise of warrants or other securities issued or issuable to equipment lessors, banks or similar institutional credit financing sources, or to holders of Convertible Securities in respect of obtaining guaranties for such debt financing, or to third parties in connection with acquisitions or strategic alliances (including, without limitation, this Warrant), in each such case, if the issuance in question has obtained the consent of the Company's Board of Directors; and (E) shares of Common Stock issued or issuable as a result of any stock split, subdivision, combination, reclassification, reorganization or merger for which an adjustment is provided in Section 6.1 above or Section 8 below.

                        (iv) "ORIGINAL ISSUE DATE" shall mean the date of this Warrant.

                  (b) No Adjustment of Exercise Price. No adjustment to the Exercise Price or the number of Warrants shall be made pursuant to this Section
6.2 unless the consideration per share (determined pursuant to Section 6.2(e) below) for an Additional Share of Common Stock issued or, pursuant to Section 6.2(c) below, deemed to be issued by the Company is less than the Exercise Price in effect on the date of, and immediately prior to, the issue of such Additional Shares of Common Stock.

                  (c) Issue of Options and Convertible Securities Deemed Issue of Additional Shares of Common Stock. If the Company at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefore, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date; provided that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                        (i) no further adjustment in the Exercise Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities and, upon the expiration of any such Option or the termination of any such right to convert or exchange such Convertible Securities, the Exercise Price then in effect hereunder shall forthwith be increased to the Exercise Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued, and the Common Stock issuable thereunder shall no longer be deemed to be outstanding; and

                        (ii) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Exercise Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities; provided that no readjustment pursuant to this clause (ii) shall have the effect of increasing the Exercise Price to an amount which exceeds the lower of (1) the Exercise Price on the original adjustment date, or (2) the Exercise Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

                  (d) Adjustment of Exercise Price Upon Issuance of Additional Shares of Common Stock. In the event the Company shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 6.2(c)), without consideration or for a consideration per share less than the Exercise Price in effect on the date of and immediately prior to such issuance, then and in such event, the Exercise shall be reduced, concurrently with such issuance, to a price (calculated to the nearest cent) computed using the following formula:

                  Adjusted Exercise Price = EP x Q1 + (NP / EP)
                                                 --------------
                                                       Q2

 Where: Q1    =    the number of outstanding shares of Common Stock outstanding immediately prior to the issuance of the Additional Shares of Common Stock;

        Q2    =    the number of outstanding shares of Common Stock outstanding immediately after the issuance of the Additional Shares of Common Stock;

        NP    =    the aggregate net proceeds received by the Company as
                   consideration for the issuance of such Additional Shares of Common Stock; and

        EP    =    the Exercise Price in effect immediately prior to the
                   issuance of the Additional Shares of Common Stock.

            For the purpose of this Section 6.2(d), (i) all shares of Common Stock issuable upon exercise, conversion or exchange of Options or Convertible Securities (including

Convertible Securities issuable upon exercise of Options) outstanding immediately prior to such issue shall be deemed to be outstanding, and (ii) immediately after any Additional Shares of Common Stock are deemed issued pursuant to Section 6.2(c), such Additional Shares of Common Stock shall be deemed to be outstanding.

                  (e) Determination of Consideration. For purposes of this
Section 6.2, the net proceeds received by the Company as consideration for the issuance of Additional Shares of Common Stock shall be computed as follows:

                        (i) Cash and Property. Such consideration shall:

                              (A) insofar as it consists of cash, be computed at
the net amount of cash received by the Company after deduction of any underwriting or similar commissions, concessions or compensation paid or allowed by the Company in connection with such issue or sale;

                              (B) insofar as it consists of property other than
cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Company's Board of Directors; and

                              (C) in the event Additional Shares of Common Stock
are issued together with other shares or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined in good faith by the Company's Board of Directors.

                        (ii) Options and Convertible Securities. The consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to Section 6.2(c), relating to Options and Convertible Securities, shall be determined by dividing:

                              (A) the total amount, if any, received or
receivable by the Company as consideration for the grant or issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

                              (B) the maximum number of shares of Common Stock
(as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

            6.3. Adjustment in Number of Warrant Shares. Whenever the Exercise Price payable upon exercise of this Warrant is adjusted pursuant to Section 6.1 or 6.2 above, the number of Warrant Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment by the Exercise Price in effect immediately prior to such adjustment and dividing the product so obtained by the Exercise Price in effect immediately after such adjustment.

            6.4. Minimum Adjustment to Exercise Price. No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least $0.01 in such price; provided, however, that any adjustments which by reason of this Section 6.3 are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder.

            6.5. Certificate as to Adjustment. Whenever the Exercise Price shall be adjusted as required by this Section 6, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price and adjusted number of Warrant Shares determined as herein provided and setting forth in reasonable detail the facts requiring such adjustment and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by Holder, and the Company shall, forthwith after each such adjustment, mail, by certified mail, a copy of such certificate to Holder or any such holder.

            6.6. Rounding. All calculations under this Section 6 shall be made to the nearest cent or to the nearest Warrant Share, as the case may be.

            6.7. Additional Adjustments. In the event that at any time, as a result of an adjustment made pursuant to this Section 6, the Holder of this Warrant shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in this Section 6.

            6.8. Effect on Warrants. Irrespective of any adjustments in the Exercise Price or the number or kind of Warrant Shares purchasable upon exercise of this Warrant, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in this Warrant.

      7. Notice to Holder. So long as this Warrant shall be outstanding, (i) if the Company shall pay any dividend or make any distribution upon the Common Stock, or (ii) if the Company shall generally offer to the holders of Common Stock for subscription or purchase by them any shares of any class or any other rights, or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be mailed by certified mail to Holder, at least fifteen (15) days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up is to be effected and the date, if any, is to be fixed, as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

      8. Reclassification, Reorganization or Merger. In case of any reclassification or capital reorganization of outstanding' shares of Common Stock, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with another corporation in which merger the Company is the surviving corporation and which does not result in any reclassification or capital reorganization of outstanding shares of Common Stock) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety, the Company shall, as a condition precedent to such transaction (unless waived in writing by Holder), cause effective provisions to be made so that Holder shall have the right thereafter by exercising the Warrant at any time prior to the expiration of the Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification or capital reorganization and consolidation, merger, sale or conveyance had such Holder exercised this Warrant in full immediately prior to such event. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section 8 shall similarly apply to successive reclassifications or capital reorganizations of shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

      9. [Omitted].

      10. Securities Law Compliance.

            10.1. The Holder of this Warrant, by acceptance hereof, acknowledges that the Warrant and the Warrant Shares to be issued upon exercise hereof have not been registered under the Securities Act of 1933, as amended (the "ACT"), or qualified under any state securities laws and hereby represents and warrants that such Warrant and Warrant Shares are being acquired solely for Holder's own account and not as a nominee for any other party, and for investment, and not with a view toward distribution or resale thereof and covenants and agrees that Holder will not offer, sell, transfer, assign, pledge or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof in the absence of (i) an effective registration statement under the Act as to this Warrant or such Warrant Shares and registration or qualification of this Warrant or such Warrant Shares under any applicable U.S. federal or state securities laws then in effect, or (ii) an opinion of counsel, reasonably satisfactory to the Company, that such registration and qualification are not required.

            10.2. If appropriate, this Warrant and any Warrants issued upon exercise or substitution or upon assignment or transfer pursuant to Sections 1 or 4, as the case may be, and all Warrant Shares issued upon exercise hereof shall be stamped or imprinted with legends setting forth the restrictions on transfer arising under applicable federal and state securities laws, together with any legends required under any other Company agreements to which Holder is a party.

      11. Net Exercise Right.

            11.1. In lieu of exercising this Warrant in the manner provided above in Section 1, Holder may elect to receive shares equal to the net value of this Warrant (or the portion thereof being canceled) pursuant to the terms of this Section 11 (the "NET EXERCISE RIGHT"), in which event the Company shall issue to such Holder a number of Warrant Shares computed using the following formula:

                                    Y x (A - B)
                               X = --------------
                                         A

              X     =   The number of shares of Warrant Shares to be issued to
Holder.

              Y     =   The number of Warrant Shares for which a written Notice
of Exercise has been given.

              A     =   The fair market value of one Warrant Share (at the date
of such calculation).

              B     =   Exercise Price (as adjusted to the date of such
calculation).

            11.2. For purposes of this Section 11, the fair market value of one Warrant Share on the date of calculation shall be equal to the highest price per share which the Company could obtain on the date of calculation from a willing buyer (not a current employee or director) for Warrant Shares sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of Directors.

            11.3. The Net Exercise Right may be exercised by Holder by the surrender of this Warrant at the principal office of the Company together with the Notice of Exercise duly executed specifying that Holder thereby intends to exercise the Net Exercise Right. Certificates for the shares of stock issuable upon exercise of the Net Exercise Right shall be delivered to Holder as soon as practicable after each such exercise of this Warrant, but not later than ten
(10) business days from the date of such exercise.

      12. Representations of the Company. The Company hereby represents and warrants to Holder that:

            12.1. Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to be so qualified would have a material adverse effect on its business or properties.

            12.2. Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Warrant, the performance of all obligations of the Company hereunder and the authorization, issuance and delivery of the Warrant Shares has been taken, and when executed and delivered by the Company, this Warrant shall constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with the Warrant's terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors' rights generally, as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

            12.3. Valid Issuance of Securities. The Warrant Shares that shall be issued to Holder hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Warrant and applicable state and federal securities laws and the terms of any agreement to which Holder is a party. Assuming the accuracy of the representations and warranties of Holder set forth herein and in the Notice of Exercise, the Warrant Shares will be issued in compliance with all applicable federal and state securities laws.

            13. Survival of Representations. Unless otherwise set forth in this Warrant, the respective warranties, representations and covenants of the Company and the Holders contained in or made pursuant to this Warrant shall survive the execution and delivery of this Warrant.

      14. Miscellaneous.

            14.1. Amendments. Neither the Warrant nor any term hereof may be changed, waived, discharged or terminated without the prior written consent of the Company and Holder.

            14.2. No Impairment. The Company will not avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder hereunder.

            14.3. Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware, without regard to conflicts of law provisions thereof.

            14.4. Notice. Any notice required or permitted under this Warrant shall be in writing and shall be deemed to have been given on the date of delivery, if delivered personally, by facsimile (or on the next business day if the date of facsimile is other than a business day) or by deposit with a nationally recognized overnight courier to the party to whom notice is to be given, or on the fifth business day after mailing, if mailed to the party to whom notice is to be given, by certified mail, return receipt requested, postage prepaid, and addressed as follows:

             If to the Company, at

             Vocus, Inc.
             4296 Forbes Boulevard
             Lanham, Maryland 20706
             Fax: (301) 459-2827
             Attention: Richard Rudman, President

             If to the Holder, at

             _________________________
             _________________________
             _________________________
             _________________________
             _________________________
             _________________________

            14.5. Severability. If one or more provisions of this Warrant are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Warrant, (b) the balance of this Warrant shall be interpreted as if such provision were so excluded and (c) the balance of this Warrant shall be enforceable in accordance with its terms.

            14.6. Headings. The Section and other headings are for convenience only and are not a part of this Warrant and shall not affect the interpretation thereof.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

                                                VOCUS, INC.

                                                /s/ Richard Rudman
                                                --------------------------------
                                                Richard Rudman, President

                                  ATTACHMENT A

                               NOTICE OF EXERCISE

To Vocus, Inc.:

      1. The undersigned hereby elects to purchase _____________________ Warrant Shares pursuant to the terms of the attached Warrant, and tenders herewith payment of the Exercise Price of such shares in full, together with all applicable transfer taxes, if any.

      2. The undersigned hereby elects to convert the attached Warrant into Warrant Shares in the manner specified in Section 11 of the Warrant. This conversion is exercised with respect to_____of the Warrant Shares covered by the Warrant.

      3. Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

      Name:    ___________________________

      Address: ___________________________
               ___________________________
               ___________________________

      The undersigned represents that the aforesaid Warrant Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares except in an offering registered under the Securities Act of 1933, as amended, or pursuant to an exemption from such registration requirement.

                                            WARRANT HOLDER

                                            ____________________________________
                                            Name:  _____________________________
                                            Title: _____________________________
                                            Date:  _____________________________

                                  ATTACHMENT B

                                ASSIGNMENT FORM

      FOR VALUE RECEIVED, ________________________________________ hereby sells, assigns and transfers unto

Name: __________________________________________________________________________
                  (Please typewrite or print in block letters)

Address:_______________________________________________________________________
the right to purchase shares of Vocus, Inc. (the "COMPANY"), represented by this Warrant to the extent of _____________________ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint as Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

                                            WARRANT HOLDER

                                            ____________________________________
                                            Name:  _____________________________
                                            Title: _____________________________
                                            Date:  _____________________________

                SCHEDULE OF MATERIAL DIFFERENCES TO EXHIBIT 10.3

                                                         NUMBER OF
     NAME OF WARRANT HOLDER        DATE OF ISSUANCE       WARRANTS        EXERCISE PRICE     EXPIRATION DATE
---------------------------------- ------------------ ----------------- ------------------- ------------------
Lazard Alternative                     12/20/2004          264,530             $1.59            1/30/2014
Investments, LLC
---------------------------------- ------------------ ----------------- ------------------- ------------------
Sterling Venture Partners, LP          12/20/2004          122,210             $1.59            1/30/2014
---------------------------------- ------------------ ----------------- ------------------- ------------------